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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): January 10, 2006
Phelps Dodge Corporation
(Exact name of registrant as specified in its charter)

New York	001-00082	13-1808503

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One North Central Avenue
Phoenix, Arizona 85004-4414
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (602) 366-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On January 10, 2006, Phelps Dodge Corporation issued a press release announcing an update of its 2005 fourth quarter outlook. A copy of this press release is furnished as Exhibit 99.1 to this report.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
Exhibit 99.1: Press release of Phelps Dodge Corporation dated January 10, 2006, announcing an update of its 2005 fourth quarter outlook.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Phelps Dodge Corporation (Registrant)
Date: January 10, 2006	By:	/s/ Ramiro G. Peru
		Name:	Ramiro G. Peru
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Phelps Dodge Corporation dated January 10, 2006, announcing an update of its 2005 fourth quarter outlook.

2